As filed with the Securities and Exchange Commission on March 22, 2010.

===============================================================================
                                                   1933 Act File No. 333-134540
                                                    1940 Act File No. 811-21905


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                          ENERGY INCOME AND GROWTH FUND
                     FIRST TRUST ENHANCED EQUITY INCOME FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND

                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187

                                 March 18, 2010
Dear Shareholder:

         The accompanying materials relate to the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund (each a "Fund" and collectively, the "Funds"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Wednesday, April 14, 2010, at 4:00 p.m. Central Time.

         At the Meeting, you will be asked to vote on a proposal to elect certain of the Trustees of your Fund (the "Proposal") and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The Proposal is described in the accompanying Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement.

         Your participation at the Meeting is very important. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you cast one vote for each share of a Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         Voting takes only a few minutes. Each Shareholder's vote is important. Your prompt response will be much appreciated.

         After you have voted on the Proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

         We appreciate your participation in this important Meeting.

         Thank you.
                                               Sincerely,

                                               /s/ James A. Bowen

                                               James A. Bowen
                                               Chairman of the Board

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

          3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

          REGISTRATION                          VALID SIGNATURE

   CORPORATE ACCOUNTS
   (1)    ABC Corp.                                 ABC Corp.
   (2)    ABC Corp.                                 John Doe, Treasurer
   (3)    ABC Corp.
              c/o John Doe, Treasurer               John Doe
   (4)    ABC Corp. Profit Sharing Plan             John Doe, Trustee

   TRUST ACCOUNTS
   (1)    ABC Trust                                 Jane B. Doe, Trustee
   (2)    Jane B. Doe, Trustee
              u/t/d 12/28/78                        Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   (1)    John B. Smith, Cust.
              f/b/o John B. Smith, Jr., UGMA        John B. Smith
   (2)    John B. Smith                             John B. Smith, Jr., Executor

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                          ENERGY INCOME AND GROWTH FUND
                     FIRST TRUST ENHANCED EQUITY INCOME FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND

                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187

                 NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                          To be held on April 14, 2010

March 18, 2010

To the Shareholders of the above Funds:

         Notice is hereby given that the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Wednesday, April 14, 2010, at 4:00 p.m. Central Time, for the following purposes:

          1. To elect two Trustees (the Class III Trustees) of each Fund.

          2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         The Board of Trustees has fixed the close of business on January 25, 2010 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                             By order of the Board of Trustees,

                                             /s/ W. Scott Jardine

                                             W. Scott Jardine
                                             Secretary

--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER OF THIS PROXY STATEMENT.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                          ENERGY INCOME AND GROWTH FUND
                     FIRST TRUST ENHANCED EQUITY INCOME FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND

                      JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 14, 2010

                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187

                              JOINT PROXY STATEMENT
                                 March 18, 2010

         This Joint Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about March 19, 2010.

         This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, for use at the Annual Meetings of Shareholders of the Funds to be held on Wednesday, April 14, 2010, at 4:00 p.m. Central Time, at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Joint Annual Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Boards of Trustees of the Funds have determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the same matter being considered and voted on by shareholders.

         Proxy solicitations will be made, beginning on or about March 19, 2010, primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by (i) officers of each Fund; (ii) First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), the investment advisor of the Funds; (iii) PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the administrator, accounting agent and transfer agent of the Funds and a majority-owned subsidiary of The PNC Financial Services Group, Inc.; or (iv) any agents or affiliates of the foregoing entities.

         The costs incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

         The close of business on January 25, 2010 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting.

         Each Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 14, 2010. This Joint Proxy Statement is available on the Internet at http://www.ftportfolios.com/common/cef/productinfo/ common/ProxyVoting4.14.2010. Each Fund's most recent annual and semi-annual reports are also available on the Internet at http://www.ftportfolios.com. To find a report, select your Fund under the "Closed-End Funds" tab, select the "News & Literature" link, and go to the "Monthly/Quarterly/Semi-Annual or Annual Reports" heading. In addition, the Funds will furnish, without charge, copies of their most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call (800) 988-5891.

         You may call (800) 988-5891 for information on how to obtain directions to be able to attend the Meeting and vote in person.

         In order that your Shares may be represented at the Meeting, you are requested to:

         o  indicate your instructions on the proxy card;

         o  date and sign the proxy card;

         o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

         o allow sufficient time for the proxy card to be received by 4:00 p.m. Central Time, on Wednesday, April 14, 2010. (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

                                     VOTING

         As described further in the proposal, for each Fund, the affirmative vote of a plurality of the Shares present and entitled to vote at the Meeting will be required to elect the specified nominees as Class III Trustees of that Fund provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the election of the nominees as Class III Trustees and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Fund at its address above. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Funds, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

         Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

                               OUTSTANDING SHARES

         On the Record Date, each Fund had the following number of Shares outstanding:

------------------------------------------------------------------------------------- ------------------------
                                                                                              SHARES
                                                FUND                                        OUTSTANDING
------------------------------------------------------------------------------------- ------------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND                 9,077,963
------------------------------------------------------------------------------------- ------------------------
ENERGY INCOME AND GROWTH FUND                                                                6,790,596
------------------------------------------------------------------------------------- ------------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND                                                     19,973,164
------------------------------------------------------------------------------------- ------------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND                                         17,365,236
------------------------------------------------------------------------------------- ------------------------
FIRST TRUST/FIDAC MORTGAGE INCOME FUND                                                       4,048,993
------------------------------------------------------------------------------------- ------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND                                                       9,150,594
------------------------------------------------------------------------------------- ------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II                                                    9,533,776
------------------------------------------------------------------------------------- ------------------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND                                               5,382,069
------------------------------------------------------------------------------------- ------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND III                                                   9,156,182
------------------------------------------------------------------------------------- ------------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND                              14,231,133
------------------------------------------------------------------------------------- ------------------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND                                                      7,555,457
------------------------------------------------------------------------------------- ------------------------

         Shares of Energy Income and Growth Fund are listed on the NYSE Amex under the ticker symbol FEN. Shares of the other Funds are listed on the New York Stock Exchange under the following ticker symbols: Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD); First Trust Enhanced Equity Income Fund (FFA); First Trust/Aberdeen Global Opportunity Income Fund (FAM); First Trust/FIDAC Mortgage Income Fund (FMY); First Trust Strategic High Income Fund (FHI); First Trust Strategic High Income Fund II
(FHY); First Trust/Aberdeen Emerging Opportunity Fund (FEO); First Trust Strategic High Income Fund III (FHO); First Trust Specialty Finance and Financial Opportunities Fund (FGB); and First Trust Active Dividend Income Fund
(FAV).

         Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

         To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of any Fund's outstanding Shares, except as described in the following table. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders and securities position listing reports from The Depository Trust & Clearing Corporation as of the Record Date. The Funds do not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control.

                                             BENEFICIAL OWNERSHIP OF SHARES
-------------------------------------------------------- -------------------------------- ------------------------------------
                   NAME AND ADDRESS                         SHARES BENEFICIALLY OWNED           % OF OUTSTANDING SHARES
                  OF BENEFICIAL OWNER                                                             BENEFICIALLY OWNED
------------------------------------------------------------------------------------------------------------------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND:
------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                       554,504 Shares                          6.11%
2423 E. Lincoln Drive
Phoenix, AZ 85016
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                       600,165 Shares                          6.61%
St. Louis, MO 63103
-------------------------------------------------------- -------------------------------- ------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                    1,518,247 Shares                        16.72%
Jersey City, NJ 07302
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                               632,547 Shares                          6.97%
New York, NY 10281
-------------------------------------------------------- -------------------------------- ------------------------------------
Raymond James & Associates, Inc.
880 Carillon Parkway
P.O. Box 12749                                                   600,783 Shares                          6.62%
St. Petersburg, FL 33716
-------------------------------------------------------- -------------------------------- ------------------------------------
RBC Capital Markets Corporation
510 Marquette Ave. South                                         547,058 Shares                          6.03%
Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------------------------------
ENERGY INCOME AND GROWTH FUND:
-------------------------------------------------------- -------------------------------- ------------------------------------
Charles Schwab & Co., Inc.                                       487,939 Shares                          7.19%
2423 E. Lincoln Drive
Phoenix, AZ 85016
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                      1,893,026 Shares                        27.87%
St. Louis, MO 63103
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                               497,307 Shares                          7.32%
New York, NY 10281
-------------------------------------------------------- -------------------------------- ------------------------------------
Pershing LLC
1 Pershing Plaza                                                 543,400 Shares                          8.00%
Jersey City, NJ 07399
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND:
-------------------------------------------------------- -------------------------------- ------------------------------------
Wells Fargo and Company *                                       1,041,351 Shares                         5.21%
420 Montgomery Street
San Francisco, CA 94104
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                      6,377,217 Shares                        31.93%
St. Louis, MO 63103
-------------------------------------------------------- -------------------------------- ------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                    1,247,094 Shares                         6.24%
Jersey City, NJ 07302
-------------------------------------------------------- -------------------------------- ------------------------------------
Raymond James & Associates, Inc.
P.O.  Box 14407                                                 1,481,112 Shares                         7.42%
St. Petersburg, FL 33733
-------------------------------------------------------- -------------------------------- ------------------------------------
The Bank of New York Mellon
525 William Penn Place                                          1,661,895 Shares                         8.32%
Pittsburgh, PA 15259
------------------------------------------------------------------------------------------------------------------------------
* According to Schedule 13G dated January 19, 2010, the reporting persons have sole voting power of 1,012,223 Shares, shared voting power of 21,288 Shares, sole dispositive power of 1,027,363 Shares and shared dispositive power of
  13,988 Shares.


                                     - 5 -




------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND:
-------------------------------------------------------- -------------------------------- ------------------------------------
Charles Schwab & Co., Inc.                                      1,022,537 Shares                         5.89%
2423 E. Lincoln Drive
Phoenix, AZ 85016
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                      2,716,200 Shares                        15.64%
St. Louis, MO 63103
-------------------------------------------------------- -------------------------------- ------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                    2,344,641 Shares                        13.50%
Jersey City, NJ 07302
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                              1,394,796 Shares                         8.03%
New York, NY 10281
-------------------------------------------------------- -------------------------------- ------------------------------------
Pershing LLC
1 Pershing Plaza                                                1,609,066 Shares                         9.27%
Jersey City, NJ 07399
-------------------------------------------------------- -------------------------------- ------------------------------------
RBC Capital Markets Corporation
510 Marquette Ave. South                                        1,265,527 Shares                         7.29%
Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/FIDAC MORTGAGE INCOME FUND:
-------------------------------------------------------- -------------------------------- ------------------------------------
Sit Investment Associates, Inc. **                               525,300 Shares                         12.97%
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                       531,160 Shares                         13.12%
St. Louis, MO 63103
-------------------------------------------------------- -------------------------------- ------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                     426,368 Shares                         10.53%
Jersey City, NJ 07302
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                               491,744 Shares                         12.15%
New York, NY 10281
-------------------------------------------------------- -------------------------------- ------------------------------------
The Northern Trust Company
810 S. Canal Street                                              281,453 Shares                          6.95%
Chicago, IL 60607
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND:
-------------------------------------------------------- -------------------------------- ------------------------------------
Charles Schwab & Co., Inc.                                       503,337 Shares                          5.50%
2423 E. Lincoln Drive
Phoenix, AZ 85016
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                      1,083,026 Shares                        11.84%
St. Louis, MO 63103
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                              1,314,662 Shares                        14.37%
New York, NY 10281
-------------------------------------------------------- -------------------------------- ------------------------------------
Pershing LLC
1 Pershing Plaza                                                 556,908 Shares                          6.09%
Jersey City, NJ 07399
------------------------------------------------------------------------------------------------------------------------------
** This information is based on the most recent Schedule 13G filed with the SEC and does not necessarily reflect ownership as of the Record Date.


                                     - 6 -




------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND (CONTINUED):
-------------------------------------------------------- -------------------------------- ------------------------------------
RBC Capital Markets Corporation
510 Marquette Ave. South
Minneapolis, MN 55402                                           1,047,656 Shares                        11.45%
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II:
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC                                             1,582,787 Shares                        16.60%
One North Jefferson Street
St. Louis, MO 63103
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                               784,931 Shares                          8.23%
New York, NY 10281
-------------------------------------------------------- -------------------------------- ------------------------------------
Oppenheimer & Co. Inc.                                           545,934 Shares                          5.73%
125 Broad Street, 15th Floor
New York, NY 10004
-------------------------------------------------------- -------------------------------- ------------------------------------
Pershing LLC
1 Pershing Plaza                                                 693,554 Shares                          7.27%
Jersey City, NJ 07399
-------------------------------------------------------- -------------------------------- ------------------------------------
RBC Capital Markets Corporation                                  954,761 Shares                         10.01%
510 Marquette Ave. South
Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND:
-------------------------------------------------------- -------------------------------- ------------------------------------
Lazard Asset Management LLC **                                   684,722 Shares                         12.72%
30 Rockefeller Plaza
New York, NY 10112
-------------------------------------------------------- -------------------------------- ------------------------------------
Advisors Asset Management, Inc.
18925 Base Camp Road                                             438,695 Shares                          8.15%
Monument, CO 80132
-------------------------------------------------------- -------------------------------- ------------------------------------
Citigroup Global Markets Inc.
700 Red Brook Blvd, Suite 300                                    361,996 Shares                          6.72%
Owings Mills, MD 21117
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                       907,499 Shares                         16.86%
St. Louis, MO 63103
-------------------------------------------------------- -------------------------------- ------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                     595,094 Shares                         11.06%
Jersey City, NJ 07302
-------------------------------------------------------- -------------------------------- ------------------------------------
Raymond James & Associates, Inc.
880 Carillon Parkway
P.O. Box 12749                                                   335,989 Shares                          6.24%
St. Petersburg, FL 33716
-------------------------------------------------------- -------------------------------- ------------------------------------
Wells Fargo Investments, LLC
625 Marquette Avenue, 13th Floor                                 318,667 Shares                          5.92%
Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND III:
-------------------------------------------------------- -------------------------------- ------------------------------------
Charles Schwab & Co., Inc.                                       500,214 Shares                          5.46%
2423 E. Lincoln Drive
Phoenix, AZ 85016
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                      1,309,868 Shares                        14.31%
St. Louis, MO 63103
------------------------------------------------------------------------------------------------------------------------------
** This information is based on the most recent Schedule 13G filed with the SEC and does not necessarily reflect ownership as of the Record Date.


                                     - 7 -




------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND III (CONTINUED):
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street
New York, NY 10281                                               848,946 Shares                          9.27%
-------------------------------------------------------- -------------------------------- ------------------------------------
Oppenheimer & Co. Inc.                                           604,291 Shares                          6.60%
125 Broad Street, 15th Floor
New York, NY 10004
-------------------------------------------------------- -------------------------------- ------------------------------------
Pershing LLC                                                     731,004 Shares                          7.98%
1 Pershing Plaza
Jersey City, NJ 07399
-------------------------------------------------------- -------------------------------- ------------------------------------
RBC Capital Markets Corporation
510 Marquette Ave. South                                        1,412,574 Shares                        15.43%
Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND:
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC                                             10,130,278 Shares                       71.18%
One North Jefferson Street
St. Louis, MO 63103
-------------------------------------------------------- -------------------------------- ------------------------------------
Stifel, Nicolaus & Company, Incorporated
501 N. Broadway, 7th Floor                                       781,420 Shares                          5.49%
St. Louis, MO 63102
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND:
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC                                              619,130 Shares                          8.19%
One North Jefferson Street
St. Louis, MO 63103
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                               880,180 Shares                         11.65%
New York, NY 10281
-------------------------------------------------------- -------------------------------- ------------------------------------
Raymond James & Associates, Inc.
880 Carillon Parkway
P.O. Box 12749                                                  3,322,706 Shares                        43.98%
St. Petersburg, FL 33716
------------------------------------------------------------------------------------------------------------------------------

              PROPOSAL: ELECTION OF CLASS III TRUSTEES OF EACH FUND

Two (2) Class III Trustees are to be elected by holders of Shares of each Fund. Current Trustees James A. Bowen and Niel B. Nielson are the nominees for election as Class III Trustees by shareholders of each Fund for a three-year term.

         Each Fund has established a staggered Board consisting of five (5) Trustees divided into three (3) classes pursuant to its respective By-Laws (the Boards of each Fund are herein referred to collectively as the "Board" or the "Board of Trustees"). As indicated on the chart set forth below under "Management--Management of the Funds," the term of each Trustee is set in accordance with the structure of the staggered Board of each Fund. At the annual meeting of shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust/Aberdeen Emerging Opportunity Fund held in 2007, current Trustees James A. Bowen and Niel B. Nielson were designated and elected as Class III Trustees with a term expiring at this year's Meeting and will stand as the nominees for election as Class III Trustees of each such Fund at this year's Meeting. At the organizational meetings of First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund, current Trustees James A. Bowen and Niel B. Nielson were designated as Class III Trustees with a term expiring at this year's Meeting and will stand as the nominees for election as Class III Trustees of each such Fund at this year's Meeting. If elected, Messrs. Bowen and Nielson will hold office for a three-year term expiring at the Funds' annual meeting of shareholders in 2013 in each case until their successors are elected and qualified, or until they resign, retire or are otherwise removed. Robert F. Keith, Richard E. Erickson and Thomas R. Kadlec are current and continuing Trustees. Mr. Keith is the Class I Trustee for a term expiring at the Funds' annual meeting of shareholders in 2011 or until his successor is elected and qualified, or until he resigns, retires or is otherwise removed. Messrs. Erickson and Kadlec are Class II Trustees for a term expiring at the Funds' annual meeting of shareholders in 2012 in each case until their successors are elected and qualified, or until they resign, retire or are otherwise removed.

         Required Vote: For each Fund, the Class III Trustees must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund, cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         Unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of each nominee listed if your proxy card has been properly executed and timely received by the Fund. If a nominee should withdraw or otherwise become unavailable for election, your Shares will be voted FOR, AGAINST or to WITHHOLD with respect to such substitute nominee as management may recommend in accordance with the Fund's procedures.

         The Board of Trustees Unanimously Recommends that Shareholders Vote FOR the Proposal.

                                   MANAGEMENT

MANAGEMENT OF THE FUNDS

         The following is a list of the Trustees and officers of each Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold and have held during the past five years, if applicable. As noted above, each Fund has established a staggered Board consisting of five
(5) Trustees divided into three (3) classes: Class I, Class II and Class III. The length of the term of office of each Trustee is generally three years, and when each Trustee's term begins and ends depends on the Trustee's designated class. The officers of the Funds serve indefinite terms. James A. Bowen is deemed an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) ("Interested Trustee") of the Funds due to his position as President of the Advisor. Each Trustee, except for Mr. Bowen, is not an "interested person" (as that term is defined in the 1940 Act) and is therefore referred to as an "Independent Trustee."





             The remainder of this page is intentionally left blank.

                               INTERESTED TRUSTEE

-----------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF            OTHER
                                                                                         PORTFOLIOS IN      DIRECTORSHIPS
                          POSITION(S)  TERM OF OFFICE(2)    PRINCIPAL OCCUPATION(S)     FIRST TRUST FUND   HELD BY TRUSTEE
   NAME, ADDRESS, AND      HELD WITH     AND LENGTH OF          DURING PAST FIVE        COMPLEX OVERSEEN   DURING PAST FIVE
      DATE OF BIRTH          FUNDS       TIME SERVED(3)              YEARS                 BY TRUSTEE           YEARS
-----------------------------------------------------------------------------------------------------------------------------
 James A. Bowen(1)         President,    Class III         President, First Trust         63 Portfolios    Trustee of
 120 East Liberty Drive    Chairman of                     Advisors L.P. and First                         Wheaton College
 Suite 400                 the Board,    Since 2004        Trust Portfolios L.P.;
 Wheaton, IL 60187         Chief                           Chairman of the Board of
 DOB: 9/55                 Executive                       Directors, BondWave LLC
                           Officer and                     (Software Development
                           Trustee                         Company/Investment Advisor)
                                                           and Stonebridge Advisors
                                                           LLC (Investment Advisor)
-----------------------------------------------------------------------------------------------------------------------------

                              INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF            OTHER
                                                                                         PORTFOLIOS IN      DIRECTORSHIPS
                          POSITION(S)  TERM OF OFFICE(2)    PRINCIPAL OCCUPATION(S)     FIRST TRUST FUND   HELD BY TRUSTEE
   NAME, ADDRESS, AND      HELD WITH     AND LENGTH OF          DURING PAST FIVE        COMPLEX OVERSEEN   DURING PAST FIVE
      DATE OF BIRTH          FUNDS       TIME SERVED(3)              YEARS                 BY TRUSTEE           YEARS
-----------------------------------------------------------------------------------------------------------------------------
 Richard E. Erickson       Trustee       Class II          Physician; President,         63 Portfolios          NONE
 c/o First Trust                                           Wheaton Orthopedics;
 Advisors L.P.                           Since 2004        Co-owner and Co-Director
 120 East Liberty Drive                                    (January 1996 to May 2007),
 Suite 400                                                 Sports Med Center for
 Wheaton, IL 60187                                         Fitness; Limited Partner,
 DOB: 4/51                                                 Gundersen Real Estate
                                                           Limited Partnership;
                                                           Member, Sportsmed LLC
-----------------------------------------------------------------------------------------------------------------------------
 Thomas R. Kadlec          Trustee       Class II         President (March 2010 to       63 Portfolios    Director of ADM
 c/o First Trust                                          Present), Senior Vice                           Investor
 Advisors L.P.                           Since 2004       President and Chief                             Services, Inc.
 120 East Liberty Drive                                   Financial Officer (May 2007                     and ADM Investor
 Suite 400                                                to March 2010), Vice                            Services
 Wheaton, IL 60187                                        President and Chief                             International
 DOB: 11/57                                               Financial Officer (1990 to
                                                          May 2007), ADM Investor
                                                          Services, Inc. (Futures
                                                          Commission Merchant)
-----------------------------------------------------------------------------------------------------------------------------
 Robert F. Keith           Trustee       Class I          President (2003 to Present),   63 Portfolios          NONE
 c/o First Trust                                          Hibs Enterprises (Financial
 Advisors  L.P.                          Since 2006       and Management Consulting)
 120 East Liberty Drive
 Suite 400
 Wheaton, IL 60187
 DOB: 11/56
-----------------------------------------------------------------------------------------------------------------------------
 Niel B. Nielson           Trustee       Class III        President (June 2002 to        63 Portfolios    Director of
 c/o First Trust                                          Present), Covenant College                      Covenant
 Advisors L.P.                           Since 2004                                                       Transport Inc.
 120 East Liberty Drive
 Suite 400
 Wheaton, IL 60187
 DOB: 3/54
-----------------------------------------------------------------------------------------------------------------------------

                                                            OFFICERS
----------------------------------------------------------------------------------------------------------------------------
                                                        TERM OF OFFICE(2)              PRINCIPAL OCCUPATION(S)
         NAME, ADDRESS, AND              POSITION(S)      AND LENGTH OF                   DURING PAST FIVE
            DATE OF BIRTH              HELD WITH FUNDS    TIME SERVED(3)                        YEARS
----------------------------------------------------------------------------------------------------------------------------
 Mark R. Bradley                       Treasurer,         Indefinite        Chief Financial Officer, First Trust Advisors
 120 East Liberty Drive, Suite 400     Controller,                          L.P. and First Trust Portfolios L.P.; Chief
 Wheaton, IL 60187                     Chief Financial    Since 2004        Financial Officer, BondWave LLC (Software
 DOB: 11/57                            Officer and                          Development Company/Investment Advisor) and
                                       Chief Accounting                     Stonebridge Advisors LLC (Investment Advisor)
                                       Officer
----------------------------------------------------------------------------------------------------------------------------
 Erin E. Chapman                       Assistant          Indefinite        Assistant General Counsel (October 2007 to
 120 East Liberty Drive, Suite 400     Secretary                            Present), Associate Counsel (March 2006 to
 Wheaton, IL 60187                                        Since June 2009   October 2007), First Trust Advisors L.P. and
 DOB: 8/76                                                                  First Trust Portfolios L.P.; Associate
                                                                            Attorney (November 2003 to March 2006), Doyle
                                                                            & Bolotin, Ltd.
----------------------------------------------------------------------------------------------------------------------------
 James M. Dykas                        Assistant          Indefinite        Senior Vice President (April 2007 to Present),
 120 East Liberty Drive, Suite 400     Treasurer                            Vice President (January 2005 to April 2007),
 Wheaton, IL 60187                                        Since 2005        First Trust Advisors L.P. and First Trust
 DOB: 1/66                                                                  Portfolios L.P.
----------------------------------------------------------------------------------------------------------------------------
 Christopher R. Fallow                 Assistant Vice     Indefinite        Assistant Vice President (August 2006 to
 120 East Liberty Drive, Suite 400     President                            Present), Associate (January 2005 to August
 Wheaton, IL 60187                                        Since 2006        2006), First Trust Advisors L.P. and First
 DOB: 4/79                                                                  Trust Portfolios L.P.
----------------------------------------------------------------------------------------------------------------------------
 W. Scott Jardine                      Secretary and      Indefinite        General Counsel, First Trust Advisors L.P.,
 120 East Liberty Drive, Suite 400     Chief Compliance                     First Trust Portfolios L.P. and BondWave LLC
 Wheaton, IL 60187                     Officer            Since 2004        (Software Development Company/Investment
 DOB: 5/60                                                                  Advisor); Secretary of Stonebridge Advisors
                                                                            LLC (Investment Advisor)
----------------------------------------------------------------------------------------------------------------------------
 Daniel J. Lindquist                   Vice President     Indefinite        Senior Vice President (September 2005 to
 120 East Liberty Drive, Suite 400                                          Present), Vice President (April 2004 to
 Wheaton, IL 60187                                        Since 2005        September 2005), First Trust Advisors L.P. and
 DOB: 2/70                                                                  First Trust Portfolios L.P.
----------------------------------------------------------------------------------------------------------------------------
 Coleen D. Lynch                       Assistant Vice     Indefinite        Assistant Vice President (January 2008 to
 120 East Liberty Drive, Suite 400     President                            Present), First Trust Advisors L.P. and First
 Wheaton, IL 60187                                        Since July 2008   Trust Portfolios L.P.; Vice President (May
 DOB: 7/58                                                                  1998 to January 2008), Van Kampen Asset
                                                                            Management and Morgan Stanley Investment
                                                                            Management
----------------------------------------------------------------------------------------------------------------------------
 Kristi A. Maher                       Assistant          Indefinite        Deputy General Counsel (May 2007 to Present),
 120 East Liberty Drive, Suite 400     Secretary and                        Assistant General Counsel (March 2004 to May
 Wheaton, IL 60187                     Deputy Chief       Assistant         2007), First Trust Advisors L.P. and First
 DOB: 12/66                            Compliance         Secretary since   Trust Portfolios L.P.
                                       Officer            2004

                                                          Deputy Chief
                                                          Compliance
                                                          Officer since
                                                          November 2009
----------------------------------------------------------------------------------------------------------------------------

(1) Mr. Bowen is deemed an "interested person" of the Funds due to his position as President of First Trust Advisors L.P., investment advisor of the Funds.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving a term for each of the Funds until the Funds' 2011 annual meeting of shareholders. Richard
    E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving a term for each of the Funds until the Funds' 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving a term for each of the Funds until the Meeting. Officers of the Funds have an indefinite term.
(3) Except as otherwise provided below, all Trustees and officers were elected or appointed (i) in 2004 for the then-existing Funds, (ii) in 2005 for First Trust/FIDAC Mortgage Income Fund and First Trust Strategic High Income Fund,
    (iii) in 2006 for First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund and First Trust Strategic High Income Fund III and (iv) in 2007 for First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund. Daniel J. Lindquist and James M. Dykas were elected Vice President and Assistant Treasurer, respectively, of all funds in the First Trust Fund Complex, including the then-existing Funds, on December 12, 2005. Christopher R. Fallow was elected Assistant Vice President of the then-existing Funds on December 10, 2006. Robert F. Keith was appointed Trustee of the then-existing Funds on June 12, 2006. Coleen D. Lynch was elected Assistant Vice President of all funds in the First Trust Fund Complex, including the Funds, on July 29, 2008. Erin E. Chapman was elected Assistant Secretary of all funds in the First Trust Fund Complex, including the Funds, on June 1, 2009. Kristi A. Maher was elected Deputy Chief Compliance Officer of all funds in the First Trust Fund Complex, including the Funds, on November 2, 2009.

         The same five persons serve as Trustees on each Fund's Board and on the boards of all other funds in the First Trust Fund Complex (the "First Trust Funds"). The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust closed-end Funds are managed by the Advisor and employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to these Funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust closed-end Funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a Board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the First Trust Funds' business.

         Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the Funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chief Executive Officer, President, and Chairman of the Board of each Fund.

         In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a two-year term until his successor is selected. Effective January 1, 2010, Niel B. Nielson serves as the Lead Independent Trustee.

         The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees, except where a different vote is required by applicable law.

         The three committee chairs and the Lead Independent Trustee rotate every two years in serving as chair of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee.

The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

         In addition to the Funds, the First Trust Fund Complex includes: First Defined Portfolio Fund, LLC, an open-end management investment company with 8 portfolios advised by First Trust Advisors; First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund, each an exchange-traded fund with 18, 8 and 16 operating portfolios, respectively, advised by First Trust Advisors.

         The four standing committees of the Board are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by each Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Shares of each Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson and Mr. Bowen are members of the Executive Committee. The number of meetings of the Executive Committee held by each Fund during its last fiscal year is shown on Schedule 1 hereto.

         The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing standards of the NYSE Amex or the New York Stock Exchange, as applicable. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable Fund. The Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate (see also "Shareholder Proposals" under Additional Information). If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. In connection with the evaluation of candidates, the review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Nominating and Governance Committee evaluate nominees recommended by a shareholder of the Funds on a basis substantially different than that used for other nominees for the same election or appointment of Trustees. The number of meetings of the Nominating and Governance Committee held by each Fund during its last fiscal year is shown on Schedule 1 hereto.

         The Valuation Committee is responsible for the oversight of the pricing procedures of each Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. The number of meetings of the Valuation Committee held by each Fund during its last fiscal year is shown on Schedule 1 hereto.

         The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE Amex and the New York Stock Exchange, as applicable, serve on the Audit Committee. Messrs. Kadlec and Keith serve as Audit Committee Financial Experts. The number of meetings of the Audit Committee held by each Fund during its last fiscal year is shown in
Schedule 1 hereto.

         In carrying out its responsibilities, as described below under "Independent Auditors' Fees/Pre-Approval," the Audit Committee pre-approves all audit services and permitted non-audit services for each Fund (including the fees and terms thereof) and non-audit services to be performed for the Advisor by Deloitte & Touche LLP ("Deloitte & Touche"), the Funds' independent registered public accounting firm ("independent auditors") if the engagement relates directly to the operations and financial reporting of the Funds.

RISK OVERSIGHT

         As part of the general oversight of each Fund, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address the Funds' risks. Oversight of investment and compliance risk, including oversight of sub-advisors, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Funds' Chief Compliance Officer ("CCO") and Deputy Chief Compliance Officer. Oversight of other risks also occurs at the Committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisors and their operations and processes. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Funds' major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Funds. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing agents and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

         As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities.

         Listed below for each current Trustee and nominee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Joint Proxy Statement, that each current Trustee and nominee should serve as a trustee.

Independent Trustees

         Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 - 2007 and since 2010) of the First Trust Funds.

         Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each Fund since its inception. Mr. Kadlec has also served on the Executive Committee since the organization of the first First Trust closed-end Fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 - 2009) and currently serves as Chairman of the Audit Committee (since 2010) of the First Trust Funds.

         Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2004. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services Company and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) of the First Trust Funds and currently serves as Chairman of the Nominating and Governance Committee (since 2010) of the First Trust Funds.

         Niel B. Nielson, Ph.D., has served as the President of Covenant College since 2002. Mr. Nielson formerly served as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 -
1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 -
2007), Chairman of the Nominating and Governance Committee (2008 - 2009) and currently serves as Lead Independent Trustee (since 2010) of the First Trust Funds.

Interested Trustee

         James A. Bowen is President and Chief Executive Officer of the First Trust Funds and President of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served on the Board of Trustees for Wheaton College since October 2005. Mr. Bowen has served as a Trustee of each Fund since its inception and of the First Trust Funds since 1999.

OTHER INFORMATION

         During the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates.

         The officers of each Fund, including Mr. Bowen, Chief Executive Officer of each Fund, hold the same positions with each fund in the First Trust Fund Complex (representing 63 portfolios) as they hold with the Funds, except for

Christopher R. Fallow. Mr. Fallow is an officer of 13 closed-end funds in the First Trust Fund Complex, but is not an officer of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II or First Trust Exchange-Traded AlphaDEX(R) Fund.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY TRUSTEES AND OFFICERS

         The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in each Fund and all funds in the First Trust Fund Complex, including the Funds, as of December 31, 2009:

             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS AND FIRST TRUST FUND COMPLEX (NUMBER OF SHARES HELD)

-------------------------------------------------------------------------------------------------------------------------------
                                INTERESTED                                       INDEPENDENT
                                 TRUSTEE                                           TRUSTEES
--------------------------- ------------------- ------------------- --------------------- --------------------- ----------------
           FUND               James A. Bowen    Richard E. Erickson    Thomas R. Kadlec      Robert F. Keith     Niel B. Nielson
--------------------------- ------------------- ------------------- --------------------- --------------------- ----------------
MACQUARIE/FIRST TRUST
GLOBAL                              $0             $1-$10,000            $1-$10,000         $10,001-$50,000       $1-$10,000
INFRASTRUCTURE/UTILITIES        (0 Shares)        (653 Shares)          (800 Shares)         (2,932 Shares)      (350 Shares)
DIVIDEND & INCOME FUND
--------------------------- ------------------- ------------------  --------------------- --------------------- ----------------
ENERGY INCOME AND GROWTH            $0             $1-$10,000         $10,001-$50,000              $0             $1-$10,000
FUND                            (0 Shares)        (341 Shares)          (750 Shares)           (0 Shares)        (370 Shares)
--------------------------- ------------------- ------------------  --------------------- --------------------- ----------------
FIRST TRUST ENHANCED                $0             $1-$10,000            $1-$10,000                $0             $1-$10,000
EQUITY INCOME FUND              (0 Shares)        (287 Shares)          (850 Shares)           (0 Shares)        (312 Shares)
--------------------------- ------------------- ------------------  --------------------- --------------------- ----------------
FIRST TRUST/ABERDEEN
GLOBAL OPPORTUNITY INCOME           $0           $10,001-$50,000      $10,001-$50,000       $10,001-$50,000       $1-$10,000
FUND                            (0 Shares)        (1001 Shares)         (850 Shares)         (2,495 Shares)      (287 Shares)
--------------------------- ------------------- ------------------  --------------------- --------------------- ----------------
FIRST TRUST/FIDAC                   $0                 $0             $10,001-$50,000              $0             $1-$10,000
MORTGAGE INCOME FUND            (0 Shares)         (0 Shares)           (650 Shares)           (0 Shares)        (356 Shares)
--------------------------- ------------------- ------------------  --------------------- --------------------- ----------------
FIRST TRUST STRATEGIC           $1-$10,000             $0                    $0                    $0             $1-$10,000
HIGH INCOME FUND              (1,000 Shares)       (0 Shares)            (0 Shares)            (0 Shares)        (508 Shares)
--------------------------- ------------------- ------------------  --------------------- --------------------- ----------------
FIRST TRUST STRATEGIC        $10,001-$50,000           $0                    $0                    $0             $1-$10,000
HIGH INCOME FUND II           (3,750 Shares)       (0 Shares)            (0 Shares)            (0 Shares)        (500 Shares)
--------------------------- ------------------- ------------------  --------------------- --------------------- ----------------
FIRST TRUST/ABERDEEN                $0                 $0             $10,001-$50,000              $0             $1-$10,000
EMERGING OPPORTUNITY FUND       (0 Shares)         (0 Shares)          (1,000 Shares)          (0 Shares)        (200 Shares)
--------------------------- ------------------- ------------------  --------------------- --------------------- ----------------
FIRST TRUST STRATEGIC               $0                 $0                    $0                    $0                 $0
HIGH INCOME FUND III            (0 Shares)         (0 Shares)            (0 Shares)            (0 Shares)         (0 Shares)
--------------------------- ------------------- ------------------  --------------------- --------------------- ----------------
FIRST TRUST SPECIALTY
FINANCE AND FINANCIAL               $0                 $0                    $0                    $0                 $0
OPPORTUNITIES FUND              (0 Shares)         (0 Shares)            (0 Shares)            (0 Shares)         (0 Shares)
--------------------------- ------------------- ------------------  --------------------- --------------------- ----------------
FIRST TRUST ACTIVE                  $0                 $0                    $0                    $0                 $0
DIVIDEND INCOME FUND            (0 Shares)         (0 Shares)            (0 Shares)            (0 Shares)         (0 Shares)
--------------------------- ------------------- ------------------  --------------------- --------------------- ----------------
AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES IN ALL
REGISTERED INVESTMENT        $50,001-$100,000     Over $100,000        Over $100,000         Over $100,000      $50,001-$100,000
COMPANIES IN FIRST TRUST      (7,250 Shares)     (10,276 Shares)      (10,298 Shares)        (7,620 Shares)     (4,716 Shares)
FUND COMPLEX OVERSEEN BY
TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

         As of December 31, 2009, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-advisor or principal underwriter of any Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-advisor or principal underwriter of any Fund, nor, since the beginning of the most recently completed fiscal year of any Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-advisor to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

         As of December 31, 2009, the Trustees and officers of the Funds as a group beneficially owned approximately 42,105 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding). As of December 31, 2009, the Trustees and officers of the Funds as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund's Shares outstanding:

------------------------------------------------------------------------------------- -----------------------
                                FUND                                                       SHARES OWNED
------------------------------------------------------------------------------------- -----------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND                  4,735
------------------------------------------------------------------------------------- -----------------------
ENERGY INCOME AND GROWTH FUND                                                                 1,461
------------------------------------------------------------------------------------- -----------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND                                                       1,449
------------------------------------------------------------------------------------- -----------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND                                           4,633
------------------------------------------------------------------------------------- -----------------------
FIRST TRUST/FIDAC MORTGAGE INCOME FUND                                                        1,006
------------------------------------------------------------------------------------- -----------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND                                                        1,508
------------------------------------------------------------------------------------- -----------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II                                                     4,250
------------------------------------------------------------------------------------- -----------------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND                                                1,200
------------------------------------------------------------------------------------- -----------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND III                                                      0
------------------------------------------------------------------------------------- -----------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND                                  0
------------------------------------------------------------------------------------- -----------------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND                                                         0
------------------------------------------------------------------------------------- -----------------------

COMPENSATION

         Under the Trustees' compensation plan, each Independent Trustee is paid an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or committee meetings. Additionally, effective January 1, 2010, Mr. Nielson is paid annual compensation of $10,000 to serve as the Lead Independent Trustee, Mr. Kadlec is paid annual compensation of $5,000 to serve as the Chairman of the Audit Committee, Dr. Erickson is paid annual compensation of $2,500 to serve as the Chairman of the Valuation Committee and Mr. Keith is paid annual compensation of $2,500 to serve as the Chairman of the Nominating and Governance Committee. Each Committee Chairman and the Lead Independent Trustee will serve a two-year term expiring December 31, 2011 before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The additional compensation is allocated equally among each of the trusts in the First Trust Fund Complex. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings.

         The number of Board meetings held by each Fund during its last fiscal year is shown in Schedule 1 hereto.

         The aggregate fees and expenses paid to all Trustees by each Fund for its fiscal year (including reimbursement for travel and out-of-pocket expenses) amounted to the following:

-------------------------------------------------------------------------------------- -----------------------------
                                                                                       AGGREGATE FEES AND EXPENSES
                                    FUND                                                           PAID
-------------------------------------------------------------------------------------- -----------------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND                     $39,182
-------------------------------------------------------------------------------------- -----------------------------
ENERGY INCOME AND GROWTH FUND                                                                    $39,182
-------------------------------------------------------------------------------------- -----------------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND                                                          $39,339
-------------------------------------------------------------------------------------- -----------------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND                                              $39,339
-------------------------------------------------------------------------------------- -----------------------------
FIRST TRUST/FIDAC MORTGAGE INCOME FUND                                                           $39,182
-------------------------------------------------------------------------------------- -----------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND                                                           $39,182
-------------------------------------------------------------------------------------- -----------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II                                                        $39,182
-------------------------------------------------------------------------------------- -----------------------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND                                                   $39,339
-------------------------------------------------------------------------------------- -----------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND III                                                       $39,182
-------------------------------------------------------------------------------------- -----------------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND                                   $39,182
-------------------------------------------------------------------------------------- -----------------------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND                                                          $39,182
-------------------------------------------------------------------------------------- -----------------------------


         The following table sets forth certain information regarding the compensation of each Fund's Trustees (including reimbursement for travel and out-of-pocket expenses) for each Fund's most recently completed fiscal year. The Funds have no retirement or pension plans. The officers and the Interested Trustee of each Fund receive no compensation from the Funds for serving in such capacities.

                               AGGREGATE COMPENSATION FOR EACH FUND'S FISCAL YEAR

--------------------------------------------------------- -------------- ------------------------------------------------------
                                                           INTERESTED                         INDEPENDENT
                                                             TRUSTEE                           TRUSTEES
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
                                                            James A.     Richard E.    Thomas R.     Robert F.      Niel B.
                          FUND                                Bowen       Erickson       Kadlec        Keith        Nielson
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
MACQUARIE/FIRST TRUST GLOBAL
INFRASTRUCTURE/UTILITIES
DIVIDEND & INCOME FUND (1)                                     $0          $10,064       $9,614        $9,755        $9,749
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
ENERGY INCOME AND GROWTH FUND (1)                              $0          $10,064       $9,614        $9,755        $9,749
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST ENHANCED EQUITY INCOME FUND (2)                    $0          $10,100       $9,645        $9,788        $9,806
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST/ABERDEEN GLOBAL
OPPORTUNITY INCOME FUND (2)                                    $0          $10,100       $9,645        $9,788        $9,806
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST/FIDAC MORTGAGE INCOME FUND (3)                     $0          $10,064       $9,614        $9,755        $9,749
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST STRATEGIC HIGH INCOME FUND (3)                     $0          $10,064       $9,614        $9,755        $9,749
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II (3)                  $0          $10,064       $9,614        $9,755        $9,749
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (2)             $0          $10,100       $9,645        $9,788        $9,806
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST STRATEGIC HIGH INCOME FUND III (3)                 $0          $10,064       $9,614        $9,755        $9,749
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL
OPPORTUNITIES FUND (1)                                         $0          $10,064       $9,614        $9,755        $9,749
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND (1)                    $0          $10,064       $9,614        $9,755        $9,749
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
TOTAL COMPENSATION FROM THE FIRST TRUST
FUND COMPLEX (4)                                               $0         $176,733      $168,750      $171,250      $171,591
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------

(1) For fiscal year ended November 30, 2009.
(2) For fiscal year ended December 31, 2009.
(3) For fiscal year ended October 31, 2009.
(4) For calendar year ended December 31, 2009.

ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

         The policy of the Board is to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Funds' Nominating and Governance Committee Charter, which is available on each Fund's website located at http://www.ftportfolios.com. In addition, the Board's attendance at last year's annual shareholder meeting is available on each Fund's website located at http://www.ftportfolios.com. To find the Board's attendance, select your Fund under the "Closed-End Funds" tab, select the "News & Literature" link, and go to the "Shareholder Updates and Information" heading.

AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board of Trustees in its oversight of each Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on December 14, 2009, a copy of which is attached as Exhibit A hereto, and is available on each Fund's website located at http://www.ftportfolios.com. As set forth in the Charter, management of each Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Funds' independent auditors are responsible for planning and carrying out proper audits of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche, the audited financial statements of the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II and the First Trust Strategic High Income Fund III for the fiscal year ended October 31, 2009 at a meeting held on December 14, 2009; the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust Specialty Finance and Financial Opportunities Fund and the First Trust Active Dividend Income Fund for the fiscal year ended November 30, 2009 at a meeting held on January 21, 2010; and the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund and the First Trust/Aberdeen Emerging Opportunity Fund for the fiscal year ended December 31, 2009 at a meeting held on February 18, 2010, and discussed the audits of such financial statements with the independent auditors and management.

         In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent auditors as required by the Public Company Accounting Oversight Board ("PCAOB") AU 380, Communication with Audit Committees. The Audit Committee also received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, delineating relationships between the independent auditors and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

         The members of the Funds' Audit Committee are not full-time employees of the Funds and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Funds' Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of each Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

         Based on its consideration of each Fund's audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of each Fund's audited financial statements for the years ended October 31, November 30 and December 31, 2009, respectively.

         Submitted by the Audit Committee of the Funds:
         Richard E. Erickson
         Thomas R. Kadlec
         Robert F. Keith
         Niel B. Nielson

INDEPENDENT AUDITORS' FEES

         Deloitte & Touche has been selected to serve as the independent auditors for each Fund for its current fiscal year, and acted as the independent auditors for each Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Funds that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

         During each of the last two fiscal years of the Funds, Deloitte & Touche has billed each Fund and the Advisor for the following fees:

-------------------------------------- --------------------- -------------------- ---------------------- ------------------
                                            AUDIT FEES          AUDIT-RELATED              TAX               ALL OTHER
                                                                   Fees(1)               FEES(2)               FEES
-------------------------------------- ---------- ---------- ----------- -------- ----------- ---------- --------- --------
           FEES BILLED TO:               2008       2009        2008      2009       2008       2009       2008     2009
-------------------------------------- ---------- ---------- ----------- -------- ----------- ---------- --------- --------
MACQUARIE/FIRST TRUST GLOBAL
INFRASTRUCTURE/ UTILITIES DIVIDEND &
INCOME FUND(3)
   Fund                                   $0       $48,000       $0        $0       $4,250     $5,200       $0       $0
   Advisor                                N/A        N/A         $0        $0         $0         $0         $0       $0
-------------------------------------- ---------- ---------- ----------- -------- ----------- ---------- --------- --------
ENERGY INCOME AND GROWTH FUND(3)
   Fund                                 $2,000     $72,000       $0        $0      $47,000     $42,400      $0       $0
   Advisor                                N/A        N/A         $0        $0         $0         $0         $0       $0
-------------------------------------- ---------- ---------- ----------- -------- ----------- ---------- --------- --------
FIRST TRUST ENHANCED EQUITY INCOME
FUND(4)
   Fund                                 $37,000    $39,000       $0        $0       $5,000     $7,320       $0       $0
   Advisor                                N/A        N/A         $0        $0         $0         $0         $0       $0
-------------------------------------- ---------- ---------- ----------- -------- ----------- ---------- --------- --------
FIRST TRUST/ABERDEEN GLOBAL
OPPORTUNITY INCOME FUND(4)
   Fund                                 $44,000    $46,800       $0        $0       $5,000     $5,200       $0       $0
   Advisor                                N/A        N/A         $0        $0         $0         $0         $0       $0
-------------------------------------- ---------- ---------- ----------- -------- ----------- ---------- --------- --------
FIRST TRUST/FIDAC MORTGAGE INCOME
FUND(5)
   Fund                                 $41,000    $45,000       $0        $0       $5,000     $5,200       $0       $0
   Advisor                                N/A        N/A         $0        $0         $0         $0         $0       $0
-------------------------------------- ---------- ---------- ----------- -------- ----------- ---------- --------- --------
FIRST TRUST STRATEGIC HIGH INCOME
FUND(5)
   Fund                                 $53,500    $45,800     $6,868      $0       $5,000     $5,200       $0       $0
   Advisor                                N/A        N/A       $6,868      $0         $0         $0         $0       $0
-------------------------------------- ---------- ---------- ----------- -------- ----------- ---------- --------- --------
FIRST TRUST STRATEGIC HIGH INCOME
FUND II(5)
   Fund                                 $53,500    $45,800     $6,868      $0       $5,000     $5,200       $0       $0
   Advisor                                N/A        N/A       $6,868      $0         $0         $0         $0       $0
-------------------------------------- ---------- ---------- ----------- -------- ----------- ---------- --------- --------
FIRST TRUST/ABERDEEN EMERGING
OPPORTUNITY FUND(4)
   Fund                                 $44,000    $46,800       $0        $0       $8,590     $8,090       $0       $0
   Advisor                                N/A        N/A         $0        $0         $0         $0         $0       $0
-------------------------------------- ---------- ---------- ----------- -------- ----------- ---------- --------- --------
FIRST TRUST STRATEGIC HIGH INCOME
FUND III(6)
   Fund                                 $15,500    $45,800     $9,157      $0       $5,000       $0         $0       $0
   Advisor                                N/A        N/A      $24,657      $0         $0         $0         $0       $0
-------------------------------------- ---------- ---------- ----------- -------- ----------- ---------- --------- --------
FIRST TRUST SPECIALTY FINANCE AND
FINANCIAL OPPORTUNITIES FUND(3)
   Fund                                   $0       $44,000       $0        $0       $5,000     $5,200       $0       $0
   Advisor                                N/A        N/A         $0        $0         $0         $0         $0       $0
-------------------------------------- ---------- ---------- ----------- -------- ----------- ---------- --------- --------
FIRST TRUST ACTIVE DIVIDEND INCOME
FUND(3)
   Fund                                   $0       $49,800       $0        $0       $4,250     $4,500       $0       $0
   Advisor                                N/A        N/A         $0        $0         $0         $0         $0       $0
-------------------------------------- ---------- ---------- ----------- -------- ----------- ---------- --------- --------

(1) These fees were for additional audit work for the Fund.
(2) These fees were for tax consultation or tax return preparation.
(3) These fees were for the fiscal years ended November 30.
(4) These fees were for the fiscal years ended December 31.
(5) These fees were for the fiscal years ended October 31.
(6) These fees were for the fiscal years ended January 31, 2009 (set forth in the 2008 column) and October 31, 2009 (set forth in the 2009 column). On September 21, 2009, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from January 31 to October 31.

Non-Audit Fees

         During each of the last two fiscal years of the Funds, Deloitte & Touche has billed the non-audit fees listed below for services provided to the entities indicated.

                                                      AGGREGATE NON-AUDIT FEES

---------------------------------------------------------------------------------- -------------------- --------------------
                                      FUND                                                2008                 2009
---------------------------------------------------------------------------------- -------------------- --------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND(1)
   Fund                                                                                  $4,250               $5,200
   Advisor                                                                               $12,143              $36,000
---------------------------------------------------------------------------------- -------------------- --------------------
ENERGY INCOME AND GROWTH FUND(1)
   Fund                                                                                  $47,000              $42,400
   Advisor                                                                               $12,143              $36,000
---------------------------------------------------------------------------------- -------------------- --------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND(2)
   Fund                                                                                  $5,000               $7,326
   Advisor                                                                               12,143               $36,000
---------------------------------------------------------------------------------- -------------------- --------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND(2)
   Fund                                                                                  $5,000               $5,200
   Advisor                                                                               $12,143              $36,000
---------------------------------------------------------------------------------- -------------------- --------------------
FIRST TRUST/FIDAC MORTGAGE INCOME FUND(3)
   Fund                                                                                  $5,000               $5,200
   Advisor                                                                               $12,143              $36,000
---------------------------------------------------------------------------------- -------------------- --------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND(3)
   Fund                                                                                  $5,000               $5,200
   Advisor                                                                               $12,143              $36,000
---------------------------------------------------------------------------------- -------------------- --------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II(3)
   Fund                                                                                  $5,000               $5,200
   Advisor                                                                               $12,143              $36,000
---------------------------------------------------------------------------------- -------------------- --------------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND(2)
   Fund                                                                                  $8,590               $8,090
   Advisor                                                                               $12,143              $36,000
---------------------------------------------------------------------------------- -------------------- --------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND III(4)
   Fund                                                                                  $5,000                 $0
   Advisor                                                                               $12,143              $36,000
---------------------------------------------------------------------------------- -------------------- --------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND(1)
   Fund                                                                                  $5,000               $5,200
   Advisor                                                                               $12,143              $36,000
---------------------------------------------------------------------------------- -------------------- --------------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND(1)
   Fund                                                                                  $4,250               $4,500
   Advisor                                                                               $12,143              $36,000
---------------------------------------------------------------------------------- -------------------- --------------------

(1) These fees were for the fiscal years ended November 30.
(2) These fees were for the fiscal years ended December 31.
(3) These fees were for the fiscal years ended October 31.
(4) These fees were for the fiscal years ended January 31, 2009 (set forth in the 2008 column) and October 31, 2009 (set forth in the 2009 column). On September 21, 2009, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from January 31 to October 31.


Pre-Approval

         Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of each Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by its independent auditors. The chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

         The Audit Committee is also responsible for the pre-approval of the independent auditors' engagements for non-audit services with the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the respective Fund, if the engagement relates directly to the operations and financial reporting of the Funds, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the respective Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors' independence.

         None of the Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees and Aggregate Non-Audit Fees disclosed above that were required to be pre-approved by the Audit Committee pursuant to its pre-approval policies were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

         The Audit Committee of each Fund has considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the respective Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for presentation at the Joint Annual Meetings of Shareholders of the Funds to be held in 2011, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than November 22, 2010.

         Under the Funds' By-Laws, any proposal to elect any person nominated by shareholders for election as Trustee and any other proposals by shareholders may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Funds' By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attn: W. Scott Jardine, Secretary, not less than forty-five (45) days nor more than sixty
(60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

         Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a Trustee or Trustees of a Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a Trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

         Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for Trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed;
(viii) if the proposal involves nominee(s) for Trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds Shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, Shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

         Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISOR, SUB-ADVISORS, ADMINISTRATOR AND TRANSFER AGENT

         First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Funds' investment advisor. Four Corners Capital Management, LLC, 555 South Flower Street, Suite 3300, Los Angeles, California 90071, and Macquarie Capital Investment Management, LLC, 125 West 55th Street, New York, New York 10019, serve as the investment sub-advisors to Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund. Energy Income Partners, LLC, 49 Riverside Avenue, Westport, Connecticut 06880, serves as the investment sub-advisor to Energy Income and Growth Fund. Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, serves as the investment sub-advisor to First Trust Enhanced Equity Income Fund. Aberdeen Asset Management, Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, serves as the investment sub-advisor to First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund. Fixed Income Discount Advisory Company, 1211 Avenue of the Americas, 29th Floor, New York, New York 10036, serves as the investment sub-advisor to First Trust/FIDAC Mortgage Income Fund. Brookfield Investment Management Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281, serves as the investment sub-advisor to First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III. Confluence Investment Management LLC, 349 Marshall Avenue, Suite 302, St. Louis, Missouri 63119, serves as the investment sub-advisor to First Trust Specialty Finance and Financial Opportunities Fund. Aviance Capital Management, LLC, 2080 Ringling Boulevard, Sarasota, Florida 34237, serves as the investment sub-advisor to First Trust Active Dividend Income Fund. An affiliate of the Advisor owns an interest in Aviance Capital Management, LLC.

         PNC acts as the administrator, accounting agent and transfer agent to the Funds and its principal U.S. office is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PNC is a leading provider of processing, technology and business intelligence services to asset managers, broker/dealers and financial advisors.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Funds' officers and Trustees, certain persons affiliated with First Trust Advisors and any sub-advisor and persons who beneficially own more than 10% of a Fund's Shares to file reports of ownership and changes of ownership with the SEC and the NYSE Amex or the New York Stock Exchange, as applicable, and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, the Funds believe that during the fiscal years ended October 31, 2009, November 30, 2009 and December 31, 2009, all such filing requirements applicable to such persons were met except as noted below. On behalf of James A. Bowen, an officer and Trustee of the Funds and an officer of First Trust Advisors, one late Form 4 filing will be required to be made with respect to two transactions involving sales of Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund that occurred in March 2009, one late Form 4 filing will be required to be made with respect to one transaction involving a sale of Shares of First Trust/Aberdeen Global Opportunity Income Fund that occurred in September 2009 and one late Form 4 filing will be required to be made with respect to one transaction involving a sale of Shares of First Trust/Aberdeen Emerging Opportunity Fund that occurred in September 2009. On behalf of Michael Dixon, an officer of Aviance Capital Management, LLC, investment sub-advisor to First Trust Active Dividend Income Fund, one late Form 5 filing will be required to be made with respect to two transactions involving purchases of Shares of First Trust Active Dividend Income Fund that occurred in December 2008.

FISCAL YEAR

         The fiscal year end for First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III was October 31, 2009. The fiscal year end for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was November 30, 2009. The fiscal year end for First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund and First Fund/Aberdeen Emerging Opportunity Fund was December 31, 2009.

DELIVERY OF CERTAIN DOCUMENTS

         Annual reports will be sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

         Please note that only one annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable) may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable), or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

March 18, 2010

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                                SCHEDULE 1

                                  NUMBER OF BOARD AND COMMITTEE MEETINGS
                                 HELD DURING EACH FUND'S LAST FISCAL YEAR

---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
                                                                                            NOMINATING AND
                                                                            EXECUTIVE         GOVERNANCE         VALUATION
                                                      AUDIT COMMITTEE       COMMITTEE         COMMITTEE          COMMITTEE
              FUND                  BOARD MEETINGS        MEETINGS          MEETINGS           MEETINGS          MEETINGS
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
MACQUARIE/FIRST TRUST GLOBAL                7                 8                  4                 4                  4
INFRASTRUCTURE/ UTILITIES
DIVIDEND & INCOME FUND (1)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
ENERGY INCOME AND GROWTH FUND (1)           6                 8                  4                 4                  4
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST ENHANCED EQUITY                 5                 6                  4                 4                  4
INCOME FUND (2)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST/ABERDEEN GLOBAL                 5                 6                 12                 4                  4
OPPORTUNITY INCOME FUND (2)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST/FIDAC MORTGAGE                  5                 7                 12                 4                  4
INCOME FUND (3)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST STRATEGIC HIGH                  7                 7                 12                 4                  4
INCOME FUND (3)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST STRATEGIC HIGH                  7                 7                 12                 4                  4
INCOME FUND II (3)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST/ABERDEEN EMERGING               7                 6                  4                 4                  4
OPPORTUNITY FUND (2)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST STRATEGIC HIGH                  8                 6                 12                 4                  4
INCOME FUND III (3)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST SPECIALTY FINANCE
AND FINANCIAL OPPORTUNITIES                 5                 8                  4                 4                  4
FUND (1)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST ACTIVE DIVIDEND                 8                 8                  4                 4                  4
INCOME FUND (1)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------

(1) For fiscal year ended November 30, 2009.
(2) For fiscal year ended December 31, 2009.
(3) For fiscal year ended October 31, 2009.

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

I.       PURPOSE

         The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

                    A. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

                    B. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

                    C. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

                    D. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II.      COMMITTEE ORGANIZATION AND COMPOSITION

          1. Size and Membership Requirements.

                     A The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

                    B. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds or open-end exchange-traded funds ("ETFs"), each member must meet the independence and experience requirements of the New York Stock Exchange, NYSE Arca, NYSE AMEX or the NASDAQ Stock Market (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

                    C. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

                    D. With respect to Funds whose shares are listed on NYSE Arca or on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange or NYSE Arca (as applicable). In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or related financial management expertise," as required by the New York Stock Exchange or NYSE Arca (as applicable). Such member may, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds or ETFs whose shares are listed on the NYSE AMEX or the NASDAQ Stock Market, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the NYSE AMEX or the NASDAQ Stock Market (as applicable). A member whom the Board determines to be the Fund's "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

                    E. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two public companies, in addition to their service on the Committee.

          2. Frequency of Meetings.

         The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

          3. Term of Office.

         Committee members shall serve until they resign or are removed or replaced by the Board.

III.     RESPONSIBILITIES

          1. With respect to Independent Auditors:

                    A. The Committee shall be responsible for the appointment or replacement (subject, if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

                    B. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditor's evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm `s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

                    C. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

                    D. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors in accordance with the Audit and Non-Audit Services Pre-Approval Policy. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee where the fee for such engagement does not exceed the amount specified in the Audit and Non-Audit Services Pre-Approval Policy, and shall report any such pre-approval to the full Committee.

                    E. The Committee shall pre-approve the External Auditor's engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

                    F. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditor's independence.

                    G. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with Independence Standards Board Standard No. 1 as it may be amended, restated, modified or replaced) regarding (a) the External Auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) the

         External Auditor's independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

                    H. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund' s financial statements), in accordance with and as required by Section 10A(b) of the Exchange Act.

                    I. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

                    J. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

                    K. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

                    L. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

          2. With respect to Fund Financial Statements:

                    A. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

                    B. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

                    C. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

                    D. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the External Auditor's review of the Funds' financial statements.

                    E. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

                    F. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

                    G. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

                    H. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

          3. With respect to serving as a Qualified Legal Compliance Committee:

                    A. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

                            (i) The Committee shall receive and retain, in
                  confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or
                  (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 120 East Liberty Drive, Wheaton, Illinois 60187, who shall forward the Report of Material Violation to the Committee.

                           (ii) Upon receipt of a Report of Material Violation,
                  the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

                          (iii) After considering the Report of a Material
                  Violation, the Committee shall do the following if it deems an investigation necessary:

                                     (1) Notify the full Board;

                                     (2) Initiate an investigation, which may be
                           conducted either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                                     (3) Retain such additional expert personnel
                           as the Committee deems necessary.

                           (iv) At the conclusion of any such investigation, the
                  Committee shall:

                                     (4) Recommend, by majority vote, that the
                           Fund implement an appropriate response to evidence of a material violation; and

                                     (5) Inform the chief legal officer and the
                           chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

                    B. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

          4. Other Responsibilities:

                    A. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.3 above.

                    B. The Committee shall review, with fund counsel and independent legal counsel, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

                    C. The Committee shall review and reassess the adequacy of this charter on an annual basis and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

                    D. The Committee shall evaluate on an annual basis the performance of the Committee.

                    E. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

                    F. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

                    G. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

                    H. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

                    I. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                    J. The Committee shall maintain minutes of its meetings.

                    K. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV.      AUTHORITY TO ENGAGE ADVISORS

         The Committee may engage independent counsel and other advisors, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V.       FUNDING PROVISIONS

          1. The Committee shall determine the:

                    A. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

                    B. Compensation to any advisors employed by the Committee.

          2. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

VI.      MANAGEMENT AND EXTERNAL AUDITOR'S RESPONSIBILITIES

          1. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

          2. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

          3. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

                           [BLANK INSIDE BACK COVER]

                               [BLANK BACK COVER]

PROXY CARD




--------------------------------------------------------------------------------
Proxy - FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND          COMMON SHARES
--------------------------------------------------------------------------------
                                                               _________________
PROXY SOLICITED BY THE BOARD OF TRUSTEES
ANNUAL MEETING ON APRIL 14, 2010                               _________________

The undersigned holder of shares of the First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), a Massachusetts business trust, hereby appoints
W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement dated March 18, 2010, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

-----------------------------------------------------------------------------
Annual Meeting Proxy Card
-----------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF NOMINEES SET FORTH.


Election of Class III Trustees - The Board         Please mark your votes as
of Trustees recommends that you vote "FOR"         indicated in this example [X]
the election of all Nominees for three-year terms.



Nominees:              For   Withhold                             For   Withhold

01 - James A. Bowen    [ ]     [ ]         02 - Niel B. Nielson   [ ]     [ ]
    (Class III)                                (Class III)



Non-Voting Items

Change of Address -- Please print your new address below.




Comments -- Please print your comments below.




Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.


        Signature                Signature (Joint Owners)         Date (mm/dd/yyyy) - Please print date below



